Supplement
dated November 13, 2019
to the
Prospectus and Statement of Additional Information
dated December 3, 2018 and supplemented March 25, 2019
for
Cushing® Energy & MLP ETF,
Cushing® Utility & MLP ETF,
Cushing® Transportation & MLP ETF and
Cushing® Energy Supply Chain & MLP ETF (each a “Fund”),
each a series of Cushing® ETF Trust

This supplement provides new and additional information that should be read in conjunction with the Prospectus and Statement of Additional Information listed above.

After careful consideration, Cushing® Asset Management, LP, the Funds’ investment adviser, has recommended, and the Board of Trustees of Cushing ETF Trust has approved, the termination and liquidation of each Fund pursuant to the terms of a Plan of Liquidation. Each Fund will liquidate on or around November 27, 2019 (the “Liquidation Date”).

After the close of business on November 14, 2019, each Fund will no longer accept creation orders. At or about the same date, each Fund will begin liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Prospectus.

The last day of trading of Fund shares on the NYSE Arca will be November 22, 2019. Between the last day of trading and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market. Prior to the last day of trading, shareholders may continue to purchase and sell shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. Between the last day of trading and the Liquidation Date, each Fund will deviate from its stated investment objective and strategies as it winds up its business and affairs.

On or promptly after the Liquidation Date, each Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ shares as of the close of business on the Liquidation Date. This amount includes any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by their Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, please call (800) 236-4424.

Please retain this supplement with your Prospectus and
Statement of Additional Information